UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CUBIC ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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9870 PLANO ROAD

DALLAS, TEXAS 75238

(972) 686-0369

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held May 7, 2010

TO THE SHAREHOLDERS OF CUBIC ENERGY, INC.:

You are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Shareholders of Cubic Energy, Inc., a Texas corporation (the “Company” or “Cubic”), that will be held at the Ellison Miles Geotechnology Institute at Brookhaven College, 3939 Valley View Lane, Dallas, Texas 75244, on May 7, 2010, at 10:00 a.m. Central Daylight Time for the following purposes, all as more fully described in the accompanying Proxy Statement:

1. To elect seven (7) directors to hold office until the next Annual Meeting of Shareholders and thereafter until their respective successors have been elected or appointed and qualified;

2. To ratify the appointment of Philip Vogel & Co., PC as Cubic’s independent registered public accountants for the fiscal year ending June 30, 2010;

3.  To increase the number of shares available for issuance under the Company’s 2005 Stock Option Plan by 2,000,000, from 3,750,000 to 5,750,000; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only shareholders of record owning shares of common stock at the close of business on March18, 2010 are entitled to notice of and to vote at this Annual Meeting and any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, THE COMPANY WISHES TO OBTAIN A QUORUM AT THE MEETING SO THAT THE ABOVE-STATED BUSINESS MAY BE CONDUCTED, AND RESPECTFULLY REQUESTS THAT YOU SIGN, DATE AND MAIL PROMPTLY, IN NO EVENT LATER THAN APRIL 25, 2010, THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OF AMERICA. A PROXY MAY BE REVOKED BY A SHAREHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder Meeting to Be Held on May 7, 2010: This Proxy Statement and Annual Report on Form 10-K are available on line at www.proxyvote.com. (Individual Control Numbers necessary to access the materials are provided on the individual Proxy Cards.)

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jon S. Ross
Jon S. Ross, Secretary

Dallas, Texas
April 1, 2010

PROXY STATEMENT

CUBIC ENERGY, INC.

9870 Plano Road
Dallas, Texas 75238

We are furnishing this Proxy Statement to you and other shareholders of Cubic Energy, Inc., a Texas corporation (the “Company” or “Cubic”), pursuant to Regulation 14A under the Securities Exchange Act of 1934 in connection with the solicitation of proxies in the enclosed form for use in voting at the Annual Meeting of Shareholders (the “Meeting”) and any adjournment thereof. The Annual Meeting is scheduled to be held at 10:00 a.m. Central Daylight Time on May 7, 2010, at the Ellison Miles Geotechnology Institute at Brookhaven College, 3939 Valley View Lane, Dallas, Texas 75244.

GENERAL

This Proxy Statement and the enclosed Proxy are solicited on behalf of Cubic Energy, Inc. (the “Company”) for use at the Meeting to be held on May 7, 2010, at the time and place and for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders (the “Notice”), or any adjournment(s) of the Meeting.

These proxy solicitation materials are being mailed on or about April 1, 2010 to holders of the issued and outstanding shares (the “Shares”) of the Company’s common stock, par value $0.05 per share (the “Common Stock”), entitled to vote at the Meeting.

RECORD DATE

Shareholders of record at the close of business on March 18, 2010 (the “Record Date”) are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 75,394,579 shares of Common Stock. There is no other class of voting security of the Company issued or outstanding whose holders are entitled, generally, to vote on matters submitted to shareholders.

REVOCABILITY OF PROXIES

Any shareholder giving a proxy may revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, either by delivering a subsequently dated proxy card or by attending the Meeting, withdrawing the proxy and voting in person. Your attendance at the Meeting will not constitute automatic revocation of the proxy. All shares represented by a valid proxy received prior to the Meeting will be voted.

QUORUM REQUIRED

The Company’s Bylaws provide that the holders of a majority of the Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum.

VOTING AND SOLICITATION

The matters to be considered and voted upon at the Meeting will be:

1. Election of seven (7) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

2. Ratification of the selection of Philip Vogel & Co., PC as the independent registered public accountants of Cubic for the fiscal year ending June 30, 2010;

3. Increasing the number of shares available for issuance under the Company’s 2005 Stock Option Plan by 2,000,000, from 3,750,000 to 5,750,000; and

4. Such other business as may properly come before the Meeting and at any adjournment thereof.

It is important that you act promptly to vote, sign, date, and return the enclosed proxy in the enclosed self-addressed envelope.

Pursuant to the Certificate of Formation of the Company, each share of Common Stock entitles the holder thereof to one vote on any matter requiring a vote by the Company’s shareholders that properly comes before the Meeting or any adjournments. Directors shall be elected by the affirmative vote of holders of a plurality of the Shares voting in the election of directors. The affirmative vote of holders of a majority of the votes cast is required to approve the other matters described herein.

Any shareholder who is present in person or by proxy at the Meeting, but who abstains from voting, shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote with respect to any matter. Shareholders are not entitled to cumulate their votes with respect to any matter, and are not entitled to vote for a greater number of persons than the number of nominees named in this Proxy Statement.

With respect to the election of directors, abstentions and broker non-votes will be deemed not to have been cast and will have no legal effect in the election of directors. With respect to the other matters described herein, abstentions will have the same effect as a vote against such proposals, and broker non-votes will be deemed not to have been cast and will have no legal effect on the proposals.

Shareholder approval is not required for the ratification of Philip Vogel & Co., PC, as the Company’s independent registered public accountants for the fiscal year ending June 30, 2010, because the Board of Directors has responsibility for selection of the Company’s independent registered public accountants. The selection is being submitted for ratification with a view toward soliciting the opinion of shareholders, which opinion will be taken into consideration in future deliberations.

Shares represented by valid proxies will be voted in accordance with the shareholder’s instructions, or, in the absence of instructions, will be deemed to grant authority to vote: “FOR” the election of each of the Board of Directors’ seven nominees for director; “FOR” the ratification of the appointment of Philip Vogel & Co., PC as the independent registered public accountants of Cubic for the fiscal year ending June 30, 2010; “FOR” the 2005 Stock Option Plan amendment and, in the discretion of the proxy holder as to any other matters that may properly come before the Meeting.

The Company is unaware of any additional matters not set forth in the Notice that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting or any adjournments thereof and presented for a vote of the shareholders, the persons named in the proxy will vote in their discretion upon such matters, unless otherwise restricted by law.

SOLICITATION OF PROXIES

The cost of solicitation of proxies will be borne by the Company. In addition to the use of the mail, proxies may also be solicited by personal interview, facsimile transmission, and telephone by directors, officers, employees, and agents of the Company. The Company will also supply brokers, nominees, or other custodians with the number of Proxy forms, Proxy Statements, and Annual Reports they may require for forwarding to beneficial owners. The Proxy Statement will also be made available on the Company’s website, www.CubicEnergyInc.com under the heading “Investor Relations.”

SHAREHOLDER PROPOSALS

The Company anticipates holding its next annual meeting of shareholders on or about May 21, 2011. Proposals of shareholders intended to be presented at such annual meeting of shareholders must be received by the Company at its offices at 9870 Plano Road, Dallas, Texas 75238, not later than December 6, 2010 and satisfy the conditions established by the Securities and Exchange Commission (“SEC”) for shareholder proposals to be included in the Company’s proxy statement for that meeting. If a shareholder intends to submit a proposal from the floor of the Company’s next annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, the shareholder must provide written notice to the Company no later than February18, 2011. If such a shareholder fails to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the next annual meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors has fixed the number of directors at seven (7). Seven (7) directors are proposed to be elected at the Meeting. Directors will hold office until the next annual meeting of shareholders and until their successors shall be elected and shall qualify. Proxies in the accompanying form will be voted FOR the seven (7) nominees of the Board of Directors, except where authority is specifically withheld by the shareholder. Of the Board’s nominees for director, all seven (7) are presently directors of the Company. The nominees have indicated that they are willing and able to serve as directors. The nominees were nominated for election to the Board of Directors by the current Board of Directors.

The seven (7) nominees receiving the highest number of affirmative votes of holders of shares present or represented and entitled to vote for them shall be elected as directors.

NOMINEES FOR DIRECTORS

The nominees for director are: Calvin A. Wallen, III (Chairman), Jon S. Ross, Gene C. Howard, Herbert A. Bayer, Bob L. Clements, Phyllis K. Harding and William L. Bruggeman, Jr.

EXECUTIVE OFFICERS, DIRECTORS, AND NOMINEES FOR DIRECTOR

The following table contains information concerning the Company’s current directors and officers as of the date of this Proxy Statement. All of such persons, other than Mr. Badgley, are nominees for director.

			Director or	Nominee
Name	Age	Position(s) Held with Cubic	Officer Since	for Director

Calvin A. Wallen, III	55	Chairman of the Board, President and Chief Executive Officer	1997	*

Larry G. Badgley	53	Chief Financial Officer	2008	N/A

Jon S. Ross	46	Corporate Secretary and Director	1998	*

Gene C. Howard	83	Director	1991	*

Herbert A. Bayer	60	Director	2003	*

Bob L. Clements	67	Director	2004	*

Phyllis K. Harding	63	Director	2009	*

William L. Bruggeman, Jr.	82	Director	2009	*

CALVIN A. WALLEN, III has served as the President and Chief Executive Officer of the Company since December 1997, and as Chairman of the Board of Directors since June 1999. Mr. Wallen has over 25 years of experience in the oil and gas industry working as a drilling and petroleum engineer. Prior to joining Cubic, Mr. Wallen was employed by Superior Oil and various other drilling contractors including Resource, Tom Brown and Rowan International. Mr. Wallen assisted in the design and construction of several land rigs with advanced drilling systems and has domestic and international experience in drilling engineering. While employed by Rowan International, Mr. Wallen gained experience in drilling high angle directional wells at Prudhoe Bay on contract to Arco. In 1982, Mr. Wallen began acquiring and developing oil and gas properties, forming a production company that has evolved into Tauren Exploration, Inc. Mr. Wallen attended Texas A&M University at College Station, Texas.

LARRY G. BADGLEY joined the Company in August 2008, as a consultant, and was appointed Chief Financial Officer in October 2008. Prior to joining the Company, from October 2005 through September 2006, Mr. Badgley served as Managing Director of BridgePoint Consulting, a provider of CFO services to venture capital-backed and early stage companies. In that capacity, Mr. Badgley was primarily responsible for strategic planning for growth companies. From July 1998 through October 2005, Mr. Badgley served as Director of Accounting and Finance for Jefferson Wells International, an international professional services firm. Prior to that time, Mr. Badgley served as Chief Operating Officer and Chief Financial Officer of a privately held national sign manufacturer until its sale in July 1998. Mr. Badgley received a BBA in Finance from Hardin-Simmons University and is a Certified Public Accountant.

JON S. ROSS has served as a director of the Company since April 1998 and as Secretary since November 1998. Since 1989, Mr. Ross has been a practicing attorney in Dallas, Texas representing over 80 business entities. He has served on several community and not-for-profit committees and boards and has been asked to speak to corporate and civic leaders on a variety of corporate law topics. Mr. Ross graduated from St. Mark’s School of Texas with honors in 1982 and graduated from the University of Texas at Austin in 1986 with a B.B.A. in Accounting. He then graduated from the University of Texas School of Law in 1989 attaining a Juris Doctorate degree.

GENE C. HOWARD is the Senior Partner of the law firm of Howard, Widdows, and Bufogle, P.C. of Tulsa, Oklahoma and has been engaged primarily in the private practice of law over the past thirty-five years. Mr. Howard served in the Oklahoma State Senate from 1964 through 1982 and was President Pro Tem from 1975 through 1981. In addition, he served as the Chairman of the Board of Farmers and Exchange Bank from 1972 through 1991 and on the Board of Directors of Local Federal Bank of Oklahoma. Mr. Howard is a Director of the Oklahoma State Education and Employment Group Insurance Board and presently acts as Chairman. Mr. Howard served as Director of EntreCap Financial Corporation and Hinderliter Construction, Inc. from 1991 to August of 1992.

HERBERT A. BAYER has served as a director of the Company since May 2003. From 2006 to 2008, Mr. Bayer served as Global Director of Wi-Fi and Municipal Markets for SmartSynch, Inc., which provides GPRS and Wi-Fi Smart Metering Technology for Smart Grid Deployments for the electric utility industry. Prior to joining SmartSynch, Mr. Bayer served as Director of Client Services for CH2M HILL, an engineering, construction and operations company, from 2005 to 2006, and National Director of Sales for Hexagram Inc. from 2003 to 2005. During his career, Mr. Bayer has worked with investor-owned utilities, government-run municipalities and electric cooperatives. His work experience includes work in Electronic Meter Reading, Automatic Meter Reading, Load Research, Internet Applications, and Wi-Fi Network Systems. Mr. Bayer’s major course of study at Indiana State University was Business Management.

BOB L. CLEMENTS joined the Company’s board of directors in February 2004. Mr. Clements has a degree in the OPM Program from the Harvard Business School. Mr. Clements has been in the wholesale food and restaurant business for over thirty years, currently controlling the largest independent producer of stuffed jalapenos and corn dogs as well as two successful restaurants in the Rockwall, Texas area. Mr. Clements has served and currently serves on a variety of profit and charitable committees and boards.

PHYLLIS K. HARDING has worked as an executive advisor for Diversified Dynamics Corporation, since 1990, a privately held corporation controlled by William L. Bruggeman, Jr. From 2001 through 2008 she served on the Board of Directors of Dayport, a leader in video publishing, content, workflow and syndication solutions.  Dayport was acquired by Entrig in 2008.  From 2001 to the present time she has served on the Board of Advisors of Geospan Corporation and Geospan.com, privately held industry leaders in spatial imaging and visual mapping solutions.   She has worked with numerous corporations in various industries as the head of the consulting division for Grant Thornton LLP in Minneapolis from 1987 through 1988 and as a co-owner of Camelot Consultants, Inc. from 1989 through 1999.  Ms. Harding has three decades of operational, manufacturing, turn-around and strategic leadership experience with various clients and direct employment at The Valspar Corporation (1986 through 1987) and Procter and Gamble (1975 through 1986). She is a graduate of the University of Wisconsin — Green Bay.

WILLIAM L. BRUGGEMAN, JR.  is the founder and controlling shareholder of Diversified Dynamics Corporation (founded in 1968) and its business divisions:  Cat Pumps, a manufacturer of quality, industrial, positive displacement, triplex piston and plunger pumps and custom engineered pumping systems with over 40 years of experience in industrial high pressure systems; and HomeRight, a manufacturer of home improvement products.  He is an entrepreneur and “angel investor” who has been involved in many successful start up businesses.  He has been a significant investor in the oil and gas industries since the early 1990s.  He continues to be a major shareholder of Cubic Energy, Inc. Mr. Bruggeman’s former employers include McCullough Corporation, John Deere, L & A Products, and Minneapolis Moline.  Mr. Bruggeman is a veteran who served thirty months in the U.S. Navy and one year in the U.S. Marine Corp. Mr. Bruggeman graduated from Hamline University with a degree in Engineering.

There are no family relationships among any of the directors or executive officers of the Company. See “Certain Relationships and Related Transactions” for a description of transactions between the Company and its directors, nominees for director, executive officers or their affiliates.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Common Stock to file with the SEC reports of ownership and changes in ownership of Common Stock. SEC regulations require those directors, executive officers and greater than 10% shareholders to furnish the Company with copies of all Section 16(a) forms they file.

Based on the Company’s review of such reports, the Company believes that the directors, executive officers and greater than 10% shareholders complied with all applicable Section 16(a) filing requirements for our fiscal year ended June 30, 2009, except on five occasions: on October 10, 2008 and on March 18, 2009  William L. Bruggeman, Jr., a director and 10% owner, filed two late Forms 4 with respect to two transactions; on March 16, 2009 Herb Bayer, a director, filed one late Form 4 with respect to one transaction; on April 30, 2009 Larry Badgley, the Company’s CFO, filed one late Form 3; and on May 18, 2009 Calvin A. Wallen, III, filed one late Form 4 with respect to one transaction

BOARD COMMITTEES

The Board of Directors had three standing committees during our fiscal year ended June 30, 2009 (“fiscal 2009”): the Audit Committee, the Compensation Committee and the Nominating Committee. None of the directors who serve as members of the Audit Committee, the Compensation Committee or the Nominating Committee are employees of the Company.

AUDIT COMMITTEE

The Audit Committee operates under a Charter of the Audit Committee adopted by the Company’s Board of Directors, a copy of which is available in the “Governance” section on the Company’s website at www.CubicEnergyInc.com.

The Audit Committee’s functions include:

•                                          engaging independent registered public accountants and determining their compensation;

•                                          making recommendations to the Board of Directors for reviewing the completed audit and audit report with the independent registered public accountants, the conduct of the audit, significant accounting adjustments, recommendations for improving internal controls, and all other significant findings during the audit;

•                                          meeting with the Company’s management and independent registered public accountants to discuss internal accounting and financial controls, as well as results of operations reviews performed by the independent registered public accountants;

•                                          determining the scope of and authorizing or approving any permitted non-audit services provided by the independent registered public accountants and the compensation for those services; and

•                                          initiating and supervising any special investigation it deems necessary regarding the Company’s accounting and financial policies and controls.

The Audit Committee is composed solely of directors who are not officers or employees of the Company and who, the Company believes, have the requisite financial literacy to serve on the Audit Committee, have no relationship to the Company that might interfere with the exercise of their independent judgment, and meet the standards of independence for members of an audit committee under the rules of the SEC and the NYSE Amex, LLC. The Board of Directors, after reviewing all of the relevant facts, circumstances and attributes, has determined that Mr. Howard is the sole “audit committee financial expert” on the Audit Committee as that term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Exchange Act by the SEC.

Gene C. Howard (Chairman), Herbert A. Bayer and Bob L. Clements are the current members of the Audit Committee, and were the members of the Audit Committee during the fiscal year ended June 30, 2009.

REPORT OF AUDIT COMMITTEE

March 18, 2010

To the Board of Directors of Cubic Energy, Inc.:

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended June 30, 2009.

We have discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 114, “Communication with Audit Committees”, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent registered public accountants required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as amended, by the Independence Standards Board, and have discussed with the independent registered public accountants the independent registered public accountants’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2009.

THE AUDIT COMMITTEE

Gene C. Howard, Chairman

Bob L. Clements

Herbert A. Bayer

COMPENSATION COMMITTEE

The Compensation Committee operates under a Compensation Committee Charter adopted by the Company’s Board of Directors, a copy of which is available in the “Governance” section on the Company’s website at www.CubicEnergyInc.com.

The Compensation Committee’s functions include:

•                                          establishing and administering the Company’s compensation policies;

•                                          determining, or recommending to the Board, the compensation of the Company’s executive officers;

•                                          administering grants of restricted shares of Common Stock to the Company’s executive officers and directors; and

•                                          overseeing the administration of other employee benefit plans and fringe benefits paid to or provided for the Company’s officers.

Gene C. Howard (Chairman), Bob L. Clements and Herbert A. Bayer are the current members of the Compensation Committee.

MEETINGS OF THE BOARD OF DIRECTORS

During fiscal 2009, the Board of Directors held eight meetings and acted four times by written consent. The Audit Committee held four meetings and acted three times by written consent during fiscal 2009. The Compensation Committee held three meetings and acted once by written consent during fiscal 2009. The Nominating Committee held three meetings during fiscal 2009. A Special Committee established by the Board held two meetings during fiscal 2009. The Special Committee was established to oversee Richardson Barr & Co.’s proposal to provide services to Cubic and an affiliate of Mr. Wallen, and confirm that this proposal was fair for both parties. All persons who were directors during fiscal 2009 attended at least 75% of the total of Board meetings and the meetings of committees on which they served.

Each member of the Board of Directors and each nominee for director is expected to attend the Meeting and each of Calvin A. Wallen, III, Jon S. Ross, Gene C. Howard, Herbert A. Bayer, Bob L. Clements, Phyllis K. Harding and William L. Bruggeman, Jr. attended the Company’s last annual meeting in person or telephonically, which constituted the entire Board of Directors at that time.

NOMINATIONS TO THE BOARD OF DIRECTORS

During fiscal 2008, the Board of Directors did not have a nominating committee or other committee that recommends qualified candidates to the Board for nomination or election as directors because the Board of Directors believed that, because of its relatively small size, it was sufficient for the independent directors to select or recommend director nominees. Subsequent to the end of fiscal 2008, in August 2008, the Board of Directors adopted a nominations process that provides for a Corporate Governance and Nominating Committee (the “Nominating Committee”), consisting of the Company’s independent directors (as defined under the NYSE Amex US Marketplace Rules).  The Nominating Committee, acting by a majority, is authorized to recommend individuals to the Board of Directors for the Board’s selection as director nominees.

The Nominating Committee is responsible for reviewing and interviewing qualified candidates to serve on the Board of Directors, for making recommendations to the full Board for nominations to fill vacancies on the Board, and for selecting the management nominees for the directors to be proposed for election by the Company’s shareholders at each annual meeting. The Nominating Committee has not established specific minimum age, education, experience or skill requirements for potential directors. The Nominating Committee has, however, been authorized by the Board of Directors to take into account all factors they consider appropriate in fulfilling their responsibilities to identify and recommend individuals to the Board as director nominees. These factors may include, without limitation, the following:

•                                          an individual’s business or professional experience, accomplishments, education, judgment, understanding of the business and the industry in which the Company operates, specific skills and talents, independence, time commitments, reputation, general business acumen and personal and professional integrity or character;

•                                          the size and composition of the Board and the interaction of its members, in each case with respect to the needs of the Company and its shareholders; and

•                  past preparation for, attendance at, and participation in meetings and other activities of the Board or its committees and overall contributions to the Board and the Company by any individual who has served as a director of the Company.

The Nominating Committee may use multiple sources for identifying and evaluating nominees for directors, including referrals from the Company’s current directors and management as well as input from third parties, including executive search firms retained by the Board. The Nominating Committee will obtain background information about candidates, which may include information from directors’ and officers’ questionnaires and background and reference checks, and will then interview qualified candidates. The Company’s other directors will also have an opportunity to meet and interview qualified candidates. The Nominating Committee will then determine, based on the background information and the information obtained in the interviews, whether to recommend to the Board of Directors that a candidate be nominated for election to the Board.

The Nominating Committee will consider qualified nominees recommended by shareholders, who may submit recommendations to the Nominating Committee in care of the Company’s Board of Directors through a written notice as described under “Communications with Directors” below. To be considered by the Nominating Committee for nomination as a director for election at our next annual meeting, a shareholder nomination: (1) must be submitted by December 6, 2010; (2) must contain a statement by the shareholder that such shareholder holds, and has continuously held for at least a year before the nomination, at least $2,000 in market value or 1% of the shares of Common Stock and that such shareholder will continue to hold at least that number of shares through the date of the annual meeting of shareholders; and (3) must be accompanied by a description of the qualifications of the proposed candidate and a written statement from the proposed candidate that he or she is willing to be nominated and desires to serve, if elected. Nominees for director who are recommended by the Company’s shareholders will be evaluated in the same manner as any other nominee for director.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. A copy of the Code of Business Conduct and Ethics is available in the “Governance” section on the Company’s website at www.CubicEnergyInc.com.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate with the Board of Directors by writing to the Board in care of the Company’s Secretary, Cubic Energy, Inc., 9870 Plano Road, Dallas, Texas 75238. The Board of Directors has delegated responsibility for initial review of shareholder communications to the Company’s Secretary. In accordance with the Board’s instructions, the Secretary will forward the communication to the director or directors to whom it is addressed, except for communications that are: (1) advertisements or promotional communications; (2) solely related to complaints by vendors or customers with respect to ordinary course of business issues; or (3) clearly unrelated to our business, industry, management or Board or committee matters. In addition, the Secretary will make all communications available to each member of the Board, at the Board’s next regularly scheduled meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of the Company’s common stock beneficially owned, as of the Record Date, March 18, 2010, by (i) each person known to the Company to beneficially own more than 5% of the common stock of the Company (the only class of voting securities now outstanding), (ii) each director, nominee for director and executive officer, and (iii) all directors and executive officers as a group. Unless otherwise indicated, we consider all shares of common stock that can be issued under convertible securities or warrants currently or within 60 days of March 18, 2010 to be outstanding for the purpose of computing the percentage ownership of the person holding those securities, but do not consider those securities to be outstanding for computing the percentage ownership of any other person. Each owner’s percentage is calculated by dividing the number of shares beneficially held by that owner by the sum of 75,394,579 and the number of shares that owner has the right to acquire within 60 days.

			Approximate
	Number		Percent of
Name and Address	of Shares		Class (1)
5% Stockholders

Wells Fargo Energy Capital, Inc.	12,544,900	(2)	14.3%
1000 Louisiana 9th Floor, Houston, TX 77002

Steven S. Bruggeman	4,195,705	(3)	5.5%
5609 St. Albans Circle, Shoreview, MN 55126

Named Executive Officers and Directors

Calvin A. Wallen, III	28,546,548	(4)	37.9%
9870 Plano Road, Dallas, TX 75238

William L. Bruggeman, Jr.	17,734,068	(5)	23.3%
20 Anemone Circle, North Oaks, MN 55127

Bob L. Clements	967,527	(6)	1.3%
9870 Plano Road, Dallas, TX 75238

Gene C. Howard	800,180	(7)	1.1%
2402 East 29th St., Tulsa, OK 74114

Jon S. Ross	433,000	(8)	*
9870 Plano Road, Dallas, TX 75238

Herbert A. Bayer	480,287	(9)	*
9870 Plano Road, Dallas, TX 75238

Phyllis K. Harding	858,970		1.1%
1681 94th Lane N.E., Minneapolis, MN 55449

Larry G. Badgley	—		*
9870 Plano Road, Dallas, TX 75238

All officers and directors as a group (8 persons)	49,820,580		65.5%

* Denotes less than one percent

(1)                                  Based on a total of 75,394,579shares of Common Stock issued and outstanding on March 18, 2010.

(2)                                  Includes warrants to purchase 7,500,000 shares and a promissory note convertible into 5,044,900 shares owned by Wells Fargo Energy Capital.

(3)                                  Includes 901,955 shares held jointly by Steven S. Bruggeman and Jacqueline Bruggeman as joint tenants with rights of survivorship; 65,250 shares held by Mr. Bruggeman’s spouse, of which Mr. Bruggeman disclaims beneficial ownership and, 2,228,500 shares and warrants to purchase 1,000,000 shares individually held by Steven S. Bruggeman.

(4)                                  Includes 10,350,000 shares plus 8,625,000 shares issuable upon conversion of preferred shares held by Langtry Mineral and Development, LLC, an entity controlled by Mr. Wallen; 700,000 shares held by Tauren Exploration, Inc., an entity controlled by Mr. Wallen; 500,000 shares held by spouse; 403,000 shares held by minor children; and 7,985,548 held by Mr. Wallen.

(5)                                  Includes 2,034,000 shares and warrants to purchase 600,000 shares held by Diversified Dynamics Corporation, a company controlled by William Bruggeman; 40,000 shares owned by Mr. Bruggeman: 120,000 shares owned by Consumer Products Corp., in which Mr. Bruggeman’s spouse, Ruth, is a joint owner; and, 14,940,068 shares owned by Mr. and Mrs. Bruggeman, as joint tenants with rights of survivorship.

(6)                                  Includes 109,527 shares held with spouse as joint tenants with rights of survivorship and warrants to purchase 50,000 shares.

(7)                                  Includes 322,245 shares held by Mr. Howard’s spouse, of which Mr. Howard disclaims beneficial ownership.

(8)                                  Includes 6,000 shares held by minor children.

(9)                                  Includes 390,287 shares held with spouse as joint tenants with rights of survivorship.

COMPENSATION DISCUSSION AND ANALYSIS

DIRECTOR COMPENSATION

Beginning in fiscal 2009, non-employee directors receive cash compensation for attendance at meetings of the Board and its committees. In addition, the members of the Board of Directors receive annual compensation through grants of restricted shares of Common Stock (as detailed in the table below) in connection with their service and are entitled to reimbursement for their expenses incurred in connection with attendance at meetings of the Board of Directors and its committees.

Non-Employee Director Compensation for Fiscal 2009

	Fees Earned
	or Paid in	Stock	All Other
Name	Cash (1)	Awards (2)	Compensation	Total
Gene C. Howard	$8,000	$138,125	$—	$146,125
Herbert A. Bayer	$8,000	$121,875	$—	$129,875
Bob L. Clements	$8,000	$121,875	$—	$129,875
William L. Bruggeman, Jr.	$2,000	$7,856	$—	$9,856
Phyllis K. Harding	$2,000	$7,856	$—	$9,856

(1)                                  Represents the amount of cash compensation earned in fiscal 2009 for Board and Committee service. Each non-employee director was paid a stipend of $1,000 for each Board of Directors or Committee meeting attended (whether in person or via teleconference) beginning with the January 29, 2009 Board meeting, with various meetings occurring on the same date being provided one stipend.

(2)                                  Each non-employee director serving as a Director for the complete fiscal year received: 40,000 shares of common stock for service on the Board of Directors; 20,000 shares of common stock for service on the

Audit Committee; and, 15,000 shares of common stock for service on the Compensation Committee. Mr. Howard received an additional 10,000 shares of common stock for serving as the financial expert and Chairman of the Audit Committee. The Director compensation for William L. Bruggeman, Jr. and Phyllis K. Harding was prorated based on the portion of fiscal 2009 during which they served as Directors.

EXECUTIVE COMPENSATION

General. Our Board of Directors has established a Compensation Committee, comprised entirely of independent non-employee directors, with authority to set all forms of compensation of our executive officers. Messrs. Bayer, Clements and Howard comprised the Compensation Committee in fiscal 2009, with Mr. Howard serving as its Chairman. The Compensation Committee has overall responsibility for our executive compensation policies as provided in a written charter adopted by the Board of Directors. The Compensation Committee is empowered to review and approve the annual compensation and compensation procedures for our executives: the President and Chief Executive Officer, the Chief Financial Officer, and the Secretary. The Compensation Committee does not delegate any of its functions to others in setting compensation.

When establishing base salaries, cash bonuses and equity grants for each of the executives, the Compensation Committee considers the recommendations of the President and Chief Executive Officer and the Secretary, the executive’s role and contribution to the management team, responsibilities and performance during the past year and future anticipated contributions, corporate performance, and the amount of total compensation paid to executives in similar positions, and performing similar functions, at other companies for which data was available, as provided by third party compensation studies. One such study, published in April 2007 by Salary.com was a blind survey of over 1,000 companies located in the Dallas metropolitan area in the “Energy & Utilities” industry with less than 100 full-time equivalent employees. Another study, published in December 2004, included data from a survey of the following comparable companies: Arena Resources, Inc., ATP Oil & Gas, Berry Petroleum Company, Canadian Superior Energy, Edge Petroleum, Goodrich Petroleum, Infinity Inc., Petroleum Development Corp., The Meridian Resources Corp., and The Exploration Company.

The Compensation Committee relies upon its judgment in making compensation decisions, after reviewing the Company’s performance and evaluating each executive’s performance during the year. The Committee generally does not adhere to formulas or necessarily react to short-term changes in business performance in determining the amount and mix of compensation elements. We incorporate flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment.

Compensation Philosophy. The Compensation Committee’s compensation philosophy is to reward executive officers for the achievement of short and long-term corporate objectives and for individual performance. The objective of this philosophy is to provide a balance between short-term goals and long-term priorities to achieve immediate objectives while also focusing on increasing shareholder value over the long term. Also, to ensure that we are strategically and competitively positioned for the future, the Compensation Committee has the discretion to attribute significant weight to other factors in determining executive compensation, such as maintaining competitiveness, pursuing growth opportunities and achieving other long-range business and operating objectives. The level of compensation should also allow us to attract, motivate, and retain talented executive officers that contribute to our long-term success. The compensation of our President and Chief Executive Officer and other executive officers is comprised of cash compensation and long-term incentive compensation in the form of base salary, discretionary bonuses and  stock awards.

Elements of Our Compensation Program and Why We Pay Each Element. For fiscal 2009, our total compensation for executive officers consisted of base salary, bonuses and long-term incentives in the form of common stock awards. In setting fiscal 2009 compensation, the Compensation Committee considered the specific factors discussed below:

Base Salary. In setting the executive officers’ base salaries, the Compensation Committee considers the achievement of corporate objectives as well as individual performance. Because the Compensation Committee believes that executive compensation should be viewed in terms of a balanced combination of cash compensation (i.e., base salaries and bonuses) and long-term incentive (i.e., grants of  stock), base salaries are targeted to approximate the low end of the range of base salaries paid to executives of similar companies for each position. To ensure that each executive is paid appropriately, the Compensation Committee considers the executive’s level of responsibility, prior experience, overall knowledge, contribution to business results, existing equity holdings, executive pay for similar positions in other companies, and executive pay within our company.

Discretionary Bonuses. Executive bonuses are intended to link executive compensation with the attainment of Company goals. The actual payment of bonuses is primarily dependent upon the extent to which these Company-wide objectives are achieved. Determination of executive bonus amounts is not made in accordance with a strict formula, but rather is based on objective data combined with competitive ranges and internal policies and practices, including an overall review of both individual and corporate performance. For fiscal 2009, bonuses to executives were primarily based upon the achievement of certain business objectives including progress in meeting our expected drilling and completion schedule, and the obtainment of additional financing. The President and Chief Executive Officer has the discretion to recommend to the Compensation Committee to increase or decrease bonuses for all other executive officers, but any bonus amounts must be approved by the Compensation Committee.

Long-Term Incentives. On December 29, 2005, the shareholders of the Company approved the 2005 Stock Option Plan (the “Plan”) under which our executive officers may be, among other forms of compensation, compensated through grants of shares of our common stock and/or grants of options to purchase shares of common stock. The Compensation Committee approves Plan grants that provide additional incentives and align the executives’ long-term interests with those of the shareholders of the Company by tying a significant portion of executive compensation to the long-term performance of the Company’s stock price. Annual equity grants for our executives are typically approved in January.

The Compensation Committee recommends equity to be granted to an executive with respect to shares of common stock based on the following principal elements including, but not limited to:

•              President and Chief Executive Officer’s and Secretary’s recommendations;

•              Management role and contribution to the management team;

•              Job responsibilities and past performance;

•              Future anticipated contributions;

•              Corporate performance; and

•              Existing equity holdings.

Determination of equity grant amounts is not made in accordance with a formula, but rather is based on objective data combined with competitive ranges, past internal policies and practices and an overall review of both individual and corporate performance. Equity grants may also be made to new executives upon commencement of employment and, on occasion, to executives in connection with a significant change in job responsibility. The Compensation Committee believes annual equity grants more closely align the long-term interests of executives with those of shareholders and assist in the retention of key executives. As such, these grants comprise the Company’s principal long-term incentive to executives.

Other Compensation Policies Affecting the Executive Officers

Compliance with Section 162(m) of the Internal Revenue Code. Section 162(m) disallows a federal income tax deduction to publicly held companies for certain compensation paid to our Named Executive Officers to the extent that compensation exceeds $1 million per executive officer covered by Section 162(m) in any fiscal year. The limitation applies only to compensation that is not considered “performance based” as defined in the Section 162(m) rules. In designing our compensation programs, the Compensation Committee considers the effect of Section 162(m) together with other factors relevant to our business needs. We have historically taken, and intend to continue taking, appropriate actions, to the extent we believe desirable, to preserve the deductibility of annual incentive and long-term performance awards. However, the Compensation Committee has not adopted a policy that all compensation paid must be tax-deductible and qualified under Section 162(m). We believe that the fiscal 2010 base salary, annual bonus and stock grants paid to the individual executive officers covered by Section 162(m) will not exceed the Section 162(m) limit and will be fully deductible under Section 162(m).

Stock Ownership Requirements. The Compensation Committee does not maintain a policy relating to stock ownership guidelines or requirements for our executive officers because the Compensation Committee does not feel that it is necessary to impose such a policy on our executive officers. If circumstances change, the Compensation Committee will review whether such a policy is appropriate for executive officers.

Employment Agreements. On February 29, 2008, but effective as of February 1, 2008, the Company entered into employment agreements with its President and Chief Executive Officer, Calvin A. Wallen, III, and Secretary, Jon S. Ross. The agreement with Mr. Wallen provides for a base salary of $200,000 per year, while the agreement with Mr. Ross provides for a base salary of $150,000 per year. The other terms and conditions of the agreements are substantially consistent.

Both agreements provide for a term of employment of 36 months from the effective date of February 1, 2008, which term shall be automatically extended by one additional month upon the expiration of each month during the term; provided, that the Company may terminate subsequent one-month extensions at any time. Each agreement is subject to early termination by the Company in the event that the employee dies, becomes totally disabled or commits an act constituting “Just Cause” under the agreement. The agreements provide that Just Cause includes, among other things, the conviction of certain crimes, habitual neglect of his duties to the Company or other material breaches by the employee of the agreement. Each agreement also provides that the employee shall be permitted to terminate his employment upon the occurrence of “Good Reason,” as defined in the agreement. The agreements provide that Good Reason includes, among other things, a material diminution in the employee’s authority, duties, responsibilities or salary, or the relocation of the Company’s principal offices by more than 50 miles. If the employee’s employment is terminated by (a) the Company other than due to the employee’s death, disability or Just Cause, or (b) the employee for Good Reason, then the Company is required to pay all remaining salary through the end of the then-current term. The foregoing severance payment is subject to reduction under certain conditions.

The following table sets forth the estimated amounts that would be payable to Mr. Wallen and Mr. Ross upon a termination under the scenarios outlined above, excluding termination for Just Cause or on account of death or disability, assuming that such termination occurred on June 30, 2009. There can be no assurance that these scenarios would produce the same or similar results as those disclosed if a termination occurs in the future.

	Severance
Without Just Cause/For Good Reason	Payment (1)	Total
Calvin A. Wallen, III	$600,000	$600,000

Jon S. Ross	$450,000	$450,000

(1)          Represents 36 months of base salary based on the base salary in effect on June 30, 2009

Chief Executive Officer Compensation

Mr. Wallen received $200,000 in base salary for fiscal 2009. His annual base salary was increased from $150,000 at the beginning of the fiscal year to $200,000, effective February 1, 2008. Mr. Wallen received a common stock award of 150,000  shares granted on January 31, 2008, which vested immediately.

Chief Financial Officer Compensation

The Company’s current Chief Financial Officer, Larry G. Badgley, was appointed Chief Financial Officer subsequent to the end of fiscal 2008, on October 13, 2008; at such time, Mr. Badgley’s annual base salary was set at $145,000 per year, plus a $300 per month health insurance subsidy.  In the event that Mr. Badgley is terminated without cause, as determined by the Board of Directors of the Company, he will be entitled to three months salary.  The Company and Mr. Badgley did not enter into a written employment agreement.

Scott D. Guffey’s (the Company’s former Chief Financial Officer resigned subsequent to the end of fiscal 2008 effective on October 3, 2008) annual base salary for fiscal 2008 was $135,000, of which he received $116,492 because he was appointed Chief Financial Officer subsequent to the beginning of the fiscal year, on August 20, 2007. He received a common stock award of 90,000  shares granted on August 20, 2007, which vested on a quarterly schedule with 18,750 shares vesting on each of November 20, 2007, February 20, 2008 and May 20, 2008; and the remaining 33,750 shares vesting, subsequent to the end of fiscal 2008, on August 20, 2008.

Summary Compensation Table

The following table shows information regarding the compensation earned during the fiscal years ended June 30, 2009, 2008 and 2007 by our Chief Executive Officer, our Chief Financial Officer, our other most highly compensated executive officer who was employed by us as of June 30, 2009 and whose total compensation exceeded $100,000 during that fiscal year, and our former Chief Financial Officer who served in such capacity during a portion of fiscal 2009 (the “Named Executive Officers”):

Name and	Fiscal			Stock	All Other
Principal Position	Year	Salary	Bonus	Awards (1)	Compensation (2)	Total
Calvin A. Wallen, III	2009	$200,000	$—	$—	$3,600	$203,600
Chairman of the Board, President	2008	$170,833	$—	$241,500	$3,600	$415,933
and Chief Executive Officer	2007	$150,000	$—	$120,000	$3,600	$273,600

Larry G. Badgley (3)	2009	$103,293	$750	$—	$2,700	$106,743
Chief Financial Officer	2008	$—	$—	$—	$—	$—
	2007	$—	$—	$—	$—	$—

Jon S. Ross	2009	$150,000	$2,625	$—	$3,600	$156,225
Secretary and Director	2008	$120,833	$2,000	$161,000	$3,600	$287,433
	2007	$60,000	$23,000	$38,000	$3,600	$124,600

Scott D. Guffey (4)	2009	$33,750	$—	$12,440	$900	$47,090
Former Chief Financial Officer	2008	$116,492	$1,000	$103,500	$3,300	$224,292
	2007	$—	$—	$—	$—	$—

(1)

This column represents the dollar amount recognized for financial statement reporting purposes with respect to the respective fiscal years for the fair value of stock grants for each of the Named Executive Officers in accordance with FASB ASC 718. On January 31, 2008 we granted our Named Executive Officers a total of 250,000 shares of common stock as follows: Mr. Wallen, 150,000 shares; and Mr. Ross, 100,000 shares. These shares vested immediately on the grant date. On August 20, 2007, Mr. Guffey was granted 90,000 shares of common stock, which vested on a quarterly schedule. On January 10, 2007, we granted our Named Executive Officers a total of 272,500 shares of common stock as follows: Mr. Wallen, 150,000 shares; and Mr. Ross, 47,500 shares. These shares vested immediately on the grant date.

(2)

All Other Compensation consists solely of a $300 per month reimbursement towards each officer’s medical insurance premiums. The Company does not provide group health insurance coverage to its employees.

(3)	Mr. Badgley was appointed Cubic’s Chief Financial Officer effective October 13, 2008.
(4)	Mr. Guffey resigned as Cubic’s Chief Financial Officer effective October 3, 2008.

Fiscal 2009 Grants of Plan-Based Awards

There were no equity or stock options grants to the Named Executive Officers in fiscal 2009.

Stock Grants

On January 12, 2009, the Company issued 235,000 shares to three directors of the Company pursuant to the Plan.  As of such dates, the aggregate market value of the common stock granted was $385,400 based on the last sale price ($1.64/share) on the aforementioned date, on the NYSE — Amex, of the Company’s common stock. Such amounts were expensed upon issuance to compensation expense.

Outstanding Equity Awards at Fiscal Year-End

The Company had no outstanding stock options at June 30, 2009. The Company had no unvested stock awards at the end of fiscal 2009.

Options Exercises and Stock Vesting

The following table sets forth dollar amounts realized pursuant to the vesting or exercise of equity-based award during the latest fiscal year. No stock options were granted to executive officers during fiscal 2009 and thus any reference to options in the table below has been omitted.

Pension Benefits and Non-Qualified Defined Contribution Plans

The Company does not sponsor any qualified or non-qualified defined benefit plans or non-qualified defined contribution plans. The Compensation Committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Code, may elect to adopt qualified or non-qualified defined benefit or non-qualified contribution plans if the Compensation Committee determines that doing so is in our best interests.

Information Related to Stock-Based Compensation

The Company accounts for its stock-based employee compensation plans pursuant to FASB ASC Topic 718-Stock Compensation. ASC Topic 718 requires all share-based payments to employees, including grants of employee stock options, to be recognized in our consolidated statements of operations based on their estimated fair values. We recognize expense on a straight-line basis over the vesting period of the option.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective January 1, 2002, the Company entered into an office sharing arrangement with Tauren Exploration, Inc. (“Tauren”), an entity wholly owned by Calvin A. Wallen, III, the Company’s Chairman of the Board and Chief Executive Officer, whereby the Company pays a pro rata share of the costs, without markup, of the expenses and personnel of Tauren used by the Company.

Tauren owns a working interest in the wells in which the Company owns a working interest. As of June 30, 2009, the Company owed $649,205 to Tauren for miscellaneous general and administrative expenses paid by Tauren on the Company’s behalf; as of June 30, 2008, the Company was owed $942 by Tauren for miscellaneous general and administrative expenses paid by the Company on Tauren’s behalf.

In addition, all but eight wells in which the Company owns a working interest were operated by an affiliated company, Fossil Operating, Inc. (“Fossil”), an entity wholly owned by the Company’s President, Chief Executive Officer and Chairman of the Board, Mr. Wallen.  In consideration for Fossil serving as operator and to satisfy the Company’s working interest obligations related to drilling costs and lease operating expenses, Cubic paid to Fossil an aggregate of $4,244,397, $14,288,122 and $4,120,012 during fiscal 2009, 2008 and 2007, respectively; and Fossil paid Cubic an aggregate of $151,680, $310,407 and $384,659 during fiscal 2009, 2008 and 2007, respectively for oil and gas sales. As of June 30, 2009, 2008 and 2007, the Company owed Fossil $815,239, $862,895 and $1,659,786, respectively, for drilling costs and lease operating expenses, and was owed by Fossil $271,615, $450,669 and $28,446, respectively, for oil and gas sales.  The Company and Fossil have operating agreements with respect to all wells for which Fossil serves as operator.

On February 6, 2006 the Company entered into a Purchase Agreement with Tauren with respect to the purchase by the Company of certain Cotton Valley leasehold interests (approximately 11,000 gross acres; 5,000 net acres) held by Tauren. Pursuant to the Purchase Agreement, the Company acquired from Tauren a 35% working interest in approximately 2,400 acres and a 49% working interest in approximately 8,500 acres located in DeSoto and Caddo Parishes, Louisiana, along with an associated Area of Mutual Interest (“AMI”) and the right to acquire at “cost” (as defined in the Purchase Agreement) a working interest in all additional mineral leases obtained by Tauren in the AMI, in exchange for (a) $3,500,000 in cash, (b) 2,500,000  shares of Company common stock, (c) an unsecured 12.5% short-term promissory note in the amount of $1,300,000 (the “Tauren Note”), which note was convertible into Company common stock at a conversion price of $0.80 per share, and (d) a drilling credit of $2,100,000. The consideration described above was determined based upon negotiations between Tauren and a Special Committee of the Company’s directors, excluding Mr. Wallen. The Special Committee obtained an opinion from its independent financial advisor with respect to the fairness, from a financial point of view, to the public stockholders of the Company, of such transactions.

On November 10, 2006, the maturity of the Tauren Note was extended to October 5, 2007. In connection with the extension of the Tauren Note, the Company issued to Tauren warrants, with three-year expirations, for the purchase of up to 50,000 shares of Company common stock at an exercise price of $0.70 per share.

On December 15, 2006, the Company entered into Subscription and Registration Rights Agreements with certain investors. One of the investors, William L. Bruggeman, Jr. (and entities affiliated with him) was the beneficial owner, prior to this transaction, of approximately 23.0% of the common stock of the Company. In this transaction, Mr. Bruggeman (and entities affiliated with him) purchased an aggregate of 4,288,000 shares of common stock at a purchase price of $0.50 per share, or an aggregate of $2,144,000. Mr. Bruggeman (and entities affiliated with him) received warrants to purchase 2,144,000 shares of common stock with an exercise price of $0.70 per share. Another investor, Bob Clements, a director of the Company, purchased 100,000 shares of common stock at a purchase price of $0.50 per share, or an aggregate of $50,000. Mr. Clements received warrants to purchase 50,000 shares of common stock with an exercise price of $0.70 per share. The consideration described above was determined based upon negotiations between the Company and various potential investors.

On February 2, 2007, the Tauren Note was retired pursuant to a provision in the note that required payment from the proceeds of an equity offering. The equity offering that occurred in December 15, 2006 was sufficient to facilitate such repayment.

On May 6, 2008, the Company issued a subordinated promissory note in the amount of $2,000,000 (the “Subordinated Note”) to Diversified Dynamics Corporation (the “Lender”), an entity controlled by

William Bruggeman, who beneficially owns more than 5% of the common stock of the Company. The Subordinated Note bore interest at a fluctuating rate equal to the sum of the prime rate plus two percent (2%) per annum, and was scheduled to mature on April 30, 2010. As consideration for the loan made by Lender pursuant to the Subordinated Note, the Company agreed to convey to Lender, upon the repayment in full of the indebtedness evidenced by the Subordinated Note and the repayment in full of the senior indebtedness evidenced by the Credit Facility with Wells Fargo, an undivided 0.375% net profits interest in the future production of hydrocarbons from or attributable to Cubic’s net interest in its Louisiana properties. The proceeds of the Subordinated Note were being used for general corporate and working capital purposes.

Issuing the Subordinated Note required the consent of the holder of the Company’s senior indebtedness, Wells Fargo, which consent it granted on May 5, 2008. Subsequently, on May 8, 2008, the Credit Facility with Wells Fargo was amended by the First Amendment to the Credit Agreement (the “First Amendment”). Material provisions of the First Amendment included the following: (i) the Company may not prepay all or any part of the principal balance outstanding on the Term Loan prior to its maturity on March 1, 2010 without the consent of Wells Fargo; and (ii) the amount of the borrowing base was increased to $20,000,000, which amount was fully drawn upon, subsequent to the end of fiscal 2008, on August 20, 2008.

On November 24, 2009, the Company entered into transactions with Tauren and Langtry Mineral & Development, LLC (“Langtry”), both of which are entities controlled by Calvin Wallen III, the Chief Executive Officer of the Company, under which the Company has acquired $30,952,810 in pre-paid drilling credits (the “Drilling Credits”) applicable towards the development of its Haynesville Shale rights in Northwest Louisiana. The Company will use the Drilling Credits to fund $30,952,810 of its share of the drilling and completion costs for those horizontal Haynesville Shale wells drilled in sections previously operated by an affiliate of the Company, which are now operated by a third party.

As consideration for the Drilling Credits, the Company, (a) has conveyed to Tauren a net overriding royalty interest of approximately 2% in its leasehold rights below the Taylor Sand formation of the Cotton Valley and (b) has issued to Langtry 10,350,000 Company common shares and preferred stock in the amount of $10,350,000, convertible into Company common shares at $1.20 per common share, five year conversion term. The preferred stock is entitled to cumulative dividends equal to 8% per annum, payable quarterly, which dividends may be paid in cash or in additional shares of preferred stock, in the Company’s discretion. The preferred stock may be redeemed by the Company at any time, at a redemption price equal to 20% over the original issue price.

On December 18, 2009, the Company issued a subordinated promissory note payable to Calvin A. Wallen, III, the Company’s Chairman of the Board and Chief Executive Officer, in the principal amount of $2,000,000 (the “Wallen Note”). This note bears interest at the prime rate plus one percent (1%), with interest payable monthly. This Wallen Note was entered into with the consent of Wells Fargo and the outstanding principal balance is due and payable on August 31, 2012 and is subordinated to the indebtedness under the Amended Credit Agreement. The proceeds of this note were used to repay the Subordinated Note and the net profits interests were conveyed.

It is the Company’s policy that any transactions between us and related parties will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of the disinterested members of our Board of Directors.

DIRECTOR INDEPENDENCE

Messrs. Howard, Clements, Bayer and Bruggeman and Ms. Harding  meet the independence standards for independent directors under the rules of the SEC and the rules of the NYSE Amex US stock exchange as published in its Company Guide under “Corporate Governance Requirements.” Messrs. Howard, Clements and Bayer also meet the independence standards for independent directors applicable to serving on the Audit Committee, under the rules of the SEC and the rules of the NYSE Amex US stock exchange.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Philip Vogel & Co., PC (“Philip Vogel”), independent registered public accountants, served as independent registered public accountants for the Company for the fiscal year ended June 30, 2009, and has reported on the Company’s financial statements. The Board of Directors has selected Philip Vogel as the Company’s independent registered public accountants for the fiscal year ending June 30, 2010, and recommends that the shareholders ratify this selection. Philip Vogel has served as the Company’s independent registered public accountants since 1999 and is considered by management of the Company to be well qualified. Philip Vogel has advised the Company that neither it nor any of its members has any financial interest, direct or indirect, in the Company in any capacity.

Representatives from Philip Vogel are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

While shareholder ratification is not required for selection of Philip Vogel because the Board of Directors has the responsibility for selection of the Company’s independent registered public accountants, the selection is being submitted for ratification at the Meeting with a view toward soliciting the shareholders’ opinion thereon, which opinion will be taken into consideration in future deliberations.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PHILIP VOGEL & CO., PC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

	July 1, 2008 -	July 1, 2007 -
	June 30, 2009	June 30, 2008
Audit fees	$35,500	$27,000
Audit-related fees	12,300	10,100
Tax fees	5,000	4,180
All other fees	2,280	3,400
Total	$55,080	$44,680

Audit Fees

Aggregate audit fees billed for professional services rendered by Philip Vogel were $35,500 for the year ended June 30, 2009 and $27,000 for the year ended June 30, 2008. Such fees were primarily for professional services rendered for the audits of our consolidated financial statements during the fiscal years ended June 30, 2009 and 2008.

Audit-Related Fees

Aggregate audit-related fees billed for professional services rendered by Philip Vogel were $12,300 for the year ended June 30, 2009 and $10,100 for the year ended June 30, 2008. Such fees were for limited reviews of our unaudited condensed consolidated interim financial statements.

Tax Fees

Aggregate income tax compliance and related services fees billed for professional services rendered by Philip Vogel were $5,000 for the year ended June 30, 2009 and $4,180 for the year ended June 30, 2008.

All Other Fees

In addition to the fees described above, aggregate fees of: $2,280 were billed by Philip Vogel during the year ended June 30, 2009, primarily for review of our Form S-3 registration statements and related amendments, attendance at our annual shareholders’ meeting, and for research regarding our compliance with Section 404 of the Sarbanes-Oxley Act of 2002; and $3,400were billed by Philip Vogel during the year ended June 30, 2008, primarily for review of our Form SB-2 registration statements and related amendments, and for research regarding our use of shares of common stock as compensation.

Audit Committee Pre-Approval Policies and Procedures

In accordance with Company policy, any additional audit or non-audit services must be approved in advance. All of the foregoing professional services provided by Philip Vogel during the years ended June 30, 2009 and June 30, 2008 were pre-approved in accordance with the policies of our Audit Committee. The Audit Committee has approved the engagement of Philip Vogel to perform auditing services for the current fiscal year ending June 30, 2010.

PROPOSAL THREE

INCREASE IN SHARES UNDER THE 2005 STOCK OPTION PLAN

DESCRIPTION OF OUR 2005 STOCK OPTION PLAN

The number of shares originally subject to the plan was 3,750,000 shares of Common Stock, of which, as of January 20, 2010, 3,013,514 shares have been awarded as bonus stock under the plan with 736,486 shares remaining for future grants and awards.

The plan’s purposes are to:

•                  attract and retain the best available personnel;

•                  provide additional incentives to employees, directors and consultants;

•                  increase the plan participants’ interest in our welfare; and

•                  promote the success of our business.

Our Board of Directors believes that the plan is structured to accomplish these purposes. Accordingly, on January 20, 2010, our Board of Directors approved an increase in the number of shares available for issuance under the plan by 2,000,000, from 3,750,000 to 5,750,000, and the submission of such increase to shareholders for their ratification and approval at the Meeting.

The following summary of the plan is qualified by reference to the full text of the plan, as amended, which is attached as Exhibit A to this proxy statement.

General Provisions

Our Board of Directors administers the plan with respect to awards to our directors and to our officers. The Compensation Committee of our Board of Directors also administers the plan with respect to awards to our officers, as well as with respect to awards to our other employees and consultants. In the future, the Board or other committees may be allocated some or all of the Compensation Committee’s duties. Our Compensation Committee consists solely of two or more outside directors and non-employee directors in accordance with the Internal Revenue Code and Rule 16b-3 under the Securities Exchange Act. The Committee is authorized to:

•                  interpret the plan and all awards;

•                  establish and amend rules and regulations for the plan’s operation;

•                  select recipients of awards;

•                  determine the form, amount and other terms and conditions of awards;

•                  modify or waive restrictions on awards; and

•                  amend awards.

Our officers and other employees, directors and consultants, in addition to those of our affiliates, are eligible to be selected to participate in the plan. Incentive stock options may be granted only to our employees and employees of our subsidiaries in which we own directly or indirectly more than a 50% voting equity interest. Except with respect to awards to our officers and directors, our Compensation Committee has the sole discretion to select participants from among the eligible persons. It is estimated that the total number of persons who are eligible to receive awards under the plan at present would not exceed fifteen.

The aggregate number of shares of Common Stock which may be issued under the plan, as previously approved by shareholders, with respect to awards may not exceed 3,750,000, of which 3,013,514 shares have been awarded as bonus stock under the plan and 736,486 shares remain available for future grants of awards. If the increase in the number of shares subject to the plan is approved by shareholders, the number of shares of Common Stock which may be issued under the plan shall be increased by 2,000,000 shares. That limit is subject to adjustment for certain transactions affecting the Common Stock. Lapsed, forfeited or canceled awards will not count against this limit and can be regranted under the plan. Any and all shares available under the plan may be granted to any employee, director or consultant during the term of the plan. The shares issued under the plan may be issued from shares held in treasury or from authorized but unissued shares.

Types of Awards

The plan provides for the grant of:

•                  stock options, including incentive stock options and non-qualified stock options; and

•                  bonus stock awards.

Any stock option granted in the form of an incentive stock option must comply with Section 422 of the Internal Revenue Code. Our Compensation Committee may grant awards individually, in combination, or in tandem.

General Award Provisions

All awards will be evidenced by award agreements, as determined by our Compensation Committee. The award will be effective on the date of grant unless the Committee specifies otherwise.

Unless determined otherwise by our Compensation Committee, the exercise or measurement price will be at least equal to the fair market value of our Common Stock. The fair market value generally is determined to be the last reported trade price quoted on the NYSE Amex US stock exchange, on the date of the grant of the award (or if no such trade is reported on that day, on the last market day prior to the day of determination).

Awards are exercisable or payable within the time or times or upon the event or events determined by the Committee and set forth in the individual award agreements. Options will normally terminate on the earlier of (i) 5 to 10 years from the date of grant, (ii) one year after termination of employment or service for a reason other than death or disability, (iii) one year after death, or (iv) one year after disability. The terms of an individual award agreement may provide for extended periods upon termination of employment or service and may provide for automatic termination of the award upon termination of employment or service for cause.

Awards are non-transferable except by disposition on death or, except for incentive stock options, to certain family members, trusts and other family entities as our Compensation Committee may approve. The Committee may authorize the assumption of awards granted by other entities that are acquired by us or otherwise.

Awards are paid in shares of our Common Stock.

A participant’s breach of the terms of the plan or the award agreement will result in a forfeiture of the award.

Options

Options granted under the plan may be:

•                  incentive stock options, as defined in the Internal Revenue Code, as amended; or

•                  non-qualified stock options, which do not qualify for treatment as incentive stock options.

Our Compensation Committee selects the recipients of options and sets the terms of the options, including:

•                  the number of shares for which an option is granted;

•                  the exercise price for the option;

•                  the term of the option; and

•                  the time(s) when the option can be exercised.

Our Compensation Committee determines how an option may be exercised, whether by a payment of the exercise price in cash or by tendering shares which either (i) have been owned by the participant for more than six months and have been “paid for” within the meaning of Rule 144 under the Securities Exchange Act, or (ii) were obtained by the participant in the public market. Arrangements may also be made, if permitted by law, for same-day-sale and margin account transactions through NASD dealers.

An option agreement or our Compensation Committee’s procedures may set forth conditions respecting the exercise of an option.

Bonus Stock

Our Compensation Committee will have discretion to make grants of bonus stock. A bonus stock grant entitles the recipient to acquire, at no cost or for a purchase price determined by the Committee on the date of the grant, shares of our Common Stock subject to such forfeiture and transfer restrictions and conditions as the Committee may determine at the time of the grant. If bonus stock is granted subject to both forfeiture and transfer restrictions, it is referred to as restricted stock. The recipient may have all the rights of a shareholder with respect to the bonus stock. These rights include voting and dividend rights, and they are effective as soon as:

•                  bonus stock is granted (or upon payment of the purchase price for bonus stock if a purchase price is required); and

•                  issuance of the bonus stock is recorded by our transfer agent.

A grant of bonus stock may be subject to non-transferability restrictions, repurchase and forfeiture provisions and such other conditions (including conditions on voting and dividends) as our Compensation Committee may impose at the time of grant.

Any bonus shares that are subject to both forfeiture and transfer restrictions at the time of grant cease to be restricted stock and will be deemed “vested” after the lapse of either the forfeiture or the transfer restrictions. The Committee may in its discretion waive any condition or restriction related to a grant of restricted stock or accelerate the dates on which a grant of restricted stock vests.

If a participant’s employment or service is terminated for any reason prior to shares of restricted stock becoming vested, the unvested shares will be forfeited and the participant will receive payment of the original purchase price, if any.

Provisions Relating to a Change in Control, Death or Disability

The plan provides certain benefits in the event of a change in control. A change in control is deemed to have occurred if:

•                  any person acquires beneficial ownership of 50% or more of the voting power of our outstanding securities;

•                  as a result of, or in connection with, a tender or exchange offer, merger or other business combination, the persons who were our directors before that transaction do not constitute a majority of the board of directors of the transaction;

•                  we merge or consolidate with another corporation, after which less than 75% of the voting securities of us or the surviving entity outstanding immediately thereafter is owned by our former shareholders;

•                  a tender or exchange offer results in the acquisition of 50% or more of the voting power of our outstanding securities; or

•                  we transfer substantially all of our assets to another corporation.

Upon the occurrence of a change in control, our Board of Directors will negotiate for the surviving entity or other purchaser involved to assume all of our obligations under all outstanding awards or convert all outstanding awards into awards of at least equal value as to capital stock of that surviving entity or purchaser. If that surviving entity or purchaser does not agree to assume or convert all outstanding awards, then all outstanding awards will immediately vest or become exercisable or payable, and all forfeiture restrictions will lapse, unless the related agreements provide otherwise. If the surviving entity or purchaser does not agree to assume or convert all outstanding options, the participants will be notified and given up to 20 days to exercise after which the plan and all unexercised options will terminate.

Upon the occurrence of a participant’s death or disability, an agreement may provide that the outstanding award will immediately vest or become exercisable or payable.

Other Modifications

In the event of specified changes in our capital structure, our Compensation Committee will have the power to adjust the number and kind of shares authorized by the plan (including any limitations on individual awards) and the number, exercise price or kinds of shares covered by outstanding awards. The Committee will also have the power to make other appropriate adjustments in awards under the plan.

Federal Income Tax Consequences

The Internal Revenue Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize income upon the exercise of a nonqualified stock option to the extent that the fair market value of the Common Stock on the date of exercise exceeds the option price. We are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands, although there will be no tax consequences for us.

The grant of an incentive stock option does not result in taxable income to an employee. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Internal Revenue Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the employee. In addition, if the employee does not dispose of the Common Stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the Common Stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the employee’s hands.

The statutory holding period lasts until the later of:

•                  two years from the date the option is granted; and

•                  one year from the date the Common Stock is transferred to the employee pursuant to the exercise of the option.

If the employment and statutory holding period requirements are satisfied, we may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the Common Stock received upon exercise. If these requirements are not satisfied, the amount of ordinary income taxable to the employee is the lesser of:

•                  the fair market value of the Common Stock on the date of exercise minus the option price; and

•                  the amount realized on disposition minus the option price.

Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the employee’s hands. We are entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the employee.

An award of bonus stock that is not subject to both forfeiture and transfer restrictions results in taxable income to the participant in an amount equal to the excess of the fair market value of the bonus shares on the date of grant over the amount paid, if any, for those shares. Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the participant. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are either no longer subject to the transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of lapse over the amount paid, if any, by the participant for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the transfer restrictions or risk of forfeiture will be included in the participant’s ordinary income as compensation at the time of receipt.

As a general rule, we or one of our subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from awards under the plan. The amount of the deduction is the amount of the award that is considered reasonable compensation under the Internal Revenue Code.

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by shareholders. We have structured and intend to implement the plan so that resulting compensation would be performance-based compensation, where applicable. To allow us to qualify the compensation, we are seeking shareholder approval of the plan, as amended.

The exercisability of an option or the lapse of transfer and forfeiture restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. We will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

2005 STOCK OPTION PLAN

The following table lists the number of shares of common stock that the listed individuals have been issued pursuant to the 2005 Stock Option plan as of April 1, 2009. Additional grants and awards under the plan, which may be made to Company executive officers, directors and other employees, are not presently determinable; as such grants and awards will be made at the discretion of the Compensation Committee.

		Number of Shares of
Name and Position	Dollar Value (1)	Common Stock

Calvin A. Wallen, III, Chairman President and Chief Executive Officer	$610,500	600,000

Jon S. Ross, Secretary	$365,000	347,000

Executive Group	$288,000	315,000

Non-Executive Director Group	$1,541,535	1,306,014	(2)

Non-Executive Officer Employee Group	$461,225	445,000

TOTAL	$3,266,260	3,013,014

(1) Based on a dollar price per share valued at the last sales price of the common stock on each Grant Date.
(2) On January 27, 2010, the Compensation Committee voted and authorized, and then the Board of Directors unconditionally approved, an aggregate of 370,000 shares for the following grants for director service: (i)40,000 shares to each director for yearly director service, (ii) 15,000 shares for each director serving on the Compensation Committee, and (iii)20,000 shares for each director serving on the Audit Committee, with the chairman of the Audit Committee to receive 10,000 shares.

RECOMMENDATION

As of March 18, 2010, the 2005 Stock Option Plan has 736,438 shares available. The proposal is to increase the reserved amount of 3,750,000 shares of common stock by 2,000,000 shares of common stock, for a Plan total of 5,750,000 which would leave 2,736,438 shares available, once approved by the shareholders.

Not all of the important information about the plan is contained in the foregoing summary. The full text of the plan, as amended, is attached to this proxy statement as Exhibit A.

This proposal will be approved if there is a favorable vote of holders of a majority of our outstanding shares of Common Stock present at the Meeting, in person or by proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 2005 STOCK OPTION PLAN

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 100 F Street, N.E., Washington, D.C. 20549. In addition, such reports, proxy statements and other information are available from the Edgar filings obtained through the SEC’s website at http://www.sec.gov.

FORM 10-K

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2009, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-K. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-K AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE SECRETARY OF CUBIC ENERGY, INC., 9870 PLANO ROAD, DALLAS, TEXAS 75238. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH

18, 2010, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2010 ANNUAL MEETING OF SHAREHOLDERS. THE FORM 10-K IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV .

OTHER MATTERS

The Board of Directors knows of no business other than that set forth above to be transacted at the Meeting. If other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares represented by the proxies in accordance with their best judgment and Rule 14a-4 under the Exchange Act.

It is important that your shares be represented at the Meeting, regardless of the number of shares you hold and whether you intend to attend the Meeting. You are therefore urged to complete, date, execute and return, at your earliest convenience, the accompanying proxy card in the postage paid envelope which has been enclosed.

BY ORDER OF THE BOARD OF DIRECTORS OF

CUBIC ENERGY, INC.

CALVIN A. WALLEN, III

President

Dallas, Texas

April 1, 2010

Exhibit A

CUBIC ENERGY, INC.

2005 STOCK OPTION PLAN

(as amended)

1.               PURPOSES.  The purposes of the Plan are (i) to attract and retain for the Company and its Affiliates the best available personnel, (ii) to provide additional incentive to Employees, Directors and Consultants and to increase their interest in the Company’s welfare, and (iii) to promote the success of the business of the Company and its Affiliates.

2.               DEFINITIONS.  As used herein, unless the context requires otherwise, the following terms shall have the meanings indicated below:

(a)                             “Affiliate”, means (i) any corporation, partnership or other entity which owns, directly or indirectly, a majority of the voting equity securities of the Company, (ii) any corporation, partnership or other entity of which a majority of the voting equity securities or equity interest is owned, directly or indirectly, by the Company, and (iii) with respect to an Option that is intended to be an Incentive Stock Option, (A) any “parent corporation” of the Company, as defined in Section 424(e) of the Code or (B) any “subsidiary corporation” of the Company as defined in Section 424(f) of the Code, any other entity that is taxed as a corporation under Section 7701(a)(3) of the Code and is a member of the “affiliated group” as defined in Section 1504(a) of the Code of which the Company is the common parent, and any other entity as may be permitted from time to time by the Code or by the Internal Revenue Service to be an employer of Employees to whom Incentive Stock Options may be granted; provided, however, that in each case the Affiliate must be consolidated in the Company’s financial statements.

(b)                            “Award” means any right granted under the Plan, whether granted singly or in combination, to a Grantee pursuant to the terms, conditions and limitations that the Committee may establish.

(c)                             “Award Agreement” means a written agreement with a Grantee with respect to any Award, including any amendments thereto.

(d)                            “Board” means the Board of Directors of the Company.

(e)                             “Bonus Stock Agreement” means a written agreement with a Grantee with respect to a Bonus Stock Award, including any amendments thereto.

(f)                               “Bonus Stock Award” means an Award granted under Section 8 of the Plan.

(g)                            “Change in Control” of the Company means the occurrence of any of the following events:  (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities; (ii) as a result of, or in connection with, any tender offer or exchange offer, merger, or other business combination (a “Transaction”), the persons who were directors of the Company immediately before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company; (iii) the Company is merged or consolidated with another corporation and as a result of the merger or consolidation less than 75 percent of the outstanding voting securities of the surviving or resulting corporation shall then be owned in the aggregate by the former shareholders of the Company; (iv) a tender offer or exchange offer is made and consummated for the ownership of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding voting securities; or (v) the Company transfers substantially all of its assets to another entity which is not controlled by the Company.

(h)                            “Code “means the Internal Revenue Code of 1986, as amended, and any successor statute.  Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any Treasury regulations promulgated under such section.

(i)                                “Committee” means the committee (or committees), as constituted from time to time, of the Board that is appointed by the Board to administer the Plan, or if no such committee is appointed (or no such committee shall be in existence at any relevant time), the term “Committee” for purposes of the Plan shall mean the Board; provided, however, that while the Common Stock is publicly traded, the Committee shall be a committee of the Board consisting solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3, as necessary and deemed desirable by the Board from time to time in each case to satisfy such requirements with respect to Awards granted under the Plan.  Within the scope of such authority, the Board or the Committee may (i) delegate to a committee of one or more members of the Board who are not Outside Directors the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Awards, or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (ii) delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.  The Board may assume any or all of the powers and responsibilities prescribed for the Committee, and to the extent it does so, the term “Committee” as used herein shall also be applicable to the Board.

(j)                                “Common Stock” means the Common Stock, $0.05 par value per share, of the Company or the common stock that the Company may in the future be authorized to issue (as long as the common stock varies from that currently authorized, if at all, only in amount of par value) in replacement or substitution thereof.

(k)                             “Company” means Cubic Energy, Inc., a Texas corporation.

(l)                                “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Affiliate to render consulting or advisory services to the Company or such Affiliate and who is a “consultant or advisor” within the meaning of Rule 701 promulgated under the Securities Act or Form S-8 promulgated under the Securities Act, including any foreign national who, but for the laws of his country, would be an employee of the Company or an Affiliate.

(m)                          “Continuous Service” means that the provision of services to the Company or an Affiliate in any capacity of Employee, Director or Consultant is not interrupted or terminated.  Except as otherwise provided in the Award Agreement, service shall not be considered interrupted or terminated for this purpose in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or an Affiliate in any capacity of Employee, Director or Consultant.  An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.  For purposes of each Incentive Stock Option, if such leave exceeds ninety (90) days, and re-employment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day that is three (3) months and one (1) day following the expiration of such ninety (90)-day period.

(n)                            “Covered Employee” means the chief executive officer and the four other most highly compensated officers of the Company for whom total compensation is required to be reported to shareholders under Regulation S-K, as determined for purposes of Section 162(m) of the Code.

(o)                            “Director” means a member of the Board.

(p)                            “Disability” means the “disability” of a person (i) as defined in a then effective written employment agreement between a person and the Company or (ii) if such person is not covered by a written employment agreement with the Company, as defined in a then effective long-term disability plan maintained by the Company that covers such person, or (iii) if neither a written employment agreement or a plan exists at any relevant time, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.  For purposes of determining the time during which an Incentive Stock Option may be exercised under the terms of an Option Agreement, “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.  Section 22(e)(3) of the Code provides that an individual is totally and permanently disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

(q)                            “Employee” means any person, including an Officer or Director, who is employed, within the meaning of Section 3401 of the Code, by the Company or an Affiliate.  The provision of compensation by the Company or an Affiliate to a Director solely with respect to such individual rendering services in the capacity of a Director, however, shall not be sufficient to constitute “employment” by the Company or that Affiliate.

(r)                               “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.  Reference in the Plan to any section of the Exchange Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(s)                             “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)  If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such a share of Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or if the Common Stock is listed or traded on more than one exchange or market, the exchange or market with the greatest volume of trading in the Common Stock) on the day of determination (or if no such price or bid is reported on that day, on the last market trading day prior to the day of determination), as reported by the applicable exchange or market or such other source as the Committee deems reliable.

(ii)  If the Common Stock is listed on the Over the Counter Bulletin Board, Fair Market Value of a share of Common Stock shall be the last reported trade on the Over the Counter Bulletin Board on the day of the determination (or if no such trade is reported on that day, on the last market day prior to the day of determination).

(iii)  In the absence of any such established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

(t)                               “Grantee” means an Employee, Director or Consultant to whom an Award has been granted under the Plan.

(u)                            “Incentive Stock Option” means an Option granted to an Employee under the Plan that meets the requirements of Section 422 of the Code.

(v)                            “Non-Employee Director” means a Director of the Company who either (i) is not an  Employee or Officer, does not receive compensation (directly or indirectly) from the Company or an Affiliate in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(w)                          “Non-Qualified Stock Option” means an Option granted under the Plan that is not intended to be an Incentive Stock Option.

(x)                              “Officer” means a person who is an “officer” of the Company or any Affiliate within the meaning of Section 16 of the Exchange Act (whether or not the Company is subject to the requirements of the Exchange Act).

(y)                            “Option” means an Award in the form of a stock option granted pursuant to Section 7 of the Plan to purchase a specified number of shares of Common Stock, whether granted as an Incentive Stock Option or as a Non-Qualified Stock Option.

(z)                              “Option Agreement” means the written agreement evidencing the grant of an Option executed by the Company and the Optionee, including any amendments thereto.

(aa)                       “Optionee” means an individual to whom an Option has been granted under the Plan.

(bb)                     “Outside Director” means a Director of the Company who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), has not been an officer of the Company or an “affiliated corporation” at any time and is not currently receiving (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code) direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(cc)                       “Plan” means this Cubic Energy, Inc. 2005 Stock Option Plan, as effective January 12, 2005, as set forth herein and as it may be amended from time to time.

(dd)                     “Qualifying Shares” means shares of Common Stock which either (i) have been owned by the Optionee for more than six (6) months and have been “paid for” within the meaning of Rule 144 promulgated under the Securities Act, or (ii) were obtained by the Optionee in the public market.

(ee)                       “Regulation S-K” means Regulation S-K promulgated under the Securities Act, as it may be amended from time to time, and any successor to Regulation S-K.  Reference in the Plan to any item of Regulation S-K shall be deemed to include any amendments or successor provisions to such item.

(ff)                           “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as it may be amended from time to time, and any successor to Rule 16b-3.

(gg)                     “Section” means a section of the Plan unless otherwise stated or the context otherwise requires.

(hh)                     “Securities Act” means the Securities Act of 1933, as amended, and any successor statute.  Reference in the Plan to any section of the Securities Act shall be deemed to include any amendments or successor provisions to such section and any rules and regulations relating to such section.

(ii)                             “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) at the time an Option is granted stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.               TYPES OF AWARDS AVAILABLE UNDER THE PLAN.  Awards granted under this Plan may be (a) Incentive Stock Options, (b) Non-Qualified Stock Options, and (c) Bonus Stock Awards, as designated at the time of grant.  The shares of stock that may be purchased upon exercise of Options granted under this Plan or that may be awarded under a Bonus Stock Award under this Plan are shares of Common Stock.

4.               SHARES SUBJECT TO PLAN.  Subject to adjustment pursuant to Section 12(a) hereof, the aggregate number of Common Stock shares that may issued pursuant to Options granted under this Plan or Bonus Stock Awards under this Plan shall not exceed 5,750,000 shares.  At all times during the term of the Plan, the Company shall reserve and keep available such number of shares of Common Stock as will be required to satisfy the requirements of outstanding Awards under the Plan.  The number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise or settlement of an Award .  Any shares of Common Stock covered by an Award (or a portion of an Award) that is forfeited or canceled or that expires shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares of Common Stock which may be issued under the Plan and shall again be available for Awards under the Plan.  Nothing in this Section 4 shall impair the right of the Company to reduce the number of outstanding shares of Common Stock pursuant to repurchases, redemptions, or otherwise; provided, however, that no reduction in the number of outstanding shares of Common Stock shall (a) impair the validity of any outstanding Award, whether or not that Award is fully vested or exercisable, or (b) impair the status of any shares of Common Stock previously issued pursuant to an Award as duly authorized, validly issued, fully paid, and nonassessable.  The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Common Stock, (b) Common Stock held in the treasury of the Company, or (c) previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market, in each situation as the Committee may determine from time to time in its sole discretion.

5.               ELIGIBILITY.  Awards other than Incentive Stock Options may be granted to Employees, Officers, Directors, and Consultants.  Incentive Stock Options may be granted only to Employees (including Officers and Directors who are also Employees), as limited by clause (iii) of Section 2(a).  The Committee  in its sole discretion shall select the recipients of Awards.  A Grantee may be granted more than one Award under the Plan, and Awards may be granted at any time or times during the term of the Plan.  The grant of an Award to an Employee, Officer, Director or Consultant shall not be deemed either to entitle that individual to, or to disqualify that individual from, participation in any other grant of Awards under the Plan.

6.               LIMITATION ON INDIVIDUAL AWARDS.  Any and all shares available for Awards under the Plan may be granted by way of Incentive Stock Options, Non-Qualified Stock Options, or Bonus Stock Awards to any one person.  The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan, where appropriate, to constitute “performance-based” compensation for purposes of Section 162(m) of the Code, including counting against such maximum number of shares, to the extent required under Section 162(m) of the Code and applicable interpretive authority thereunder, any shares of Common Stock subject to Options or other Awards that are canceled or terminate without being exercised.

7.               OPTIONS.

(a)                             Grant of Options.  An Option is a right to purchase shares of Common Stock during the option period for a specified exercise price.  The Committee shall determine (i) whether each Option shall be granted as an Incentive Stock Option or as a Non-Qualified Stock Option and (ii) the provisions, terms, and conditions of each Option including, but not limited to, the vesting schedule, the number of shares of Common Stock subject to the Option, the exercise price of the Option, the period during which the Option may be exercised, forfeiture provisions, methods of payment,  and all other terms and conditions of the Option.

(b)                            Limitations on Incentive Stock Options.  The aggregate Fair Market Value (determined as of the date of grant of an Option) of Common Stock which any Employee is first eligible to purchase during any calendar year by exercise of Incentive Stock Options granted under the Plan and by exercise of incentive stock options (within the meaning of Section 422 of the Code) granted under any other incentive stock option plan of the Company or an Affiliate shall not exceed $100,000.  If the Fair Market Value of stock with respect to which all incentive stock options described in the preceding sentence held by any one Optionee are exercisable for the first time by such Optionee during any calendar year exceeds $100,000, the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the first $100,000 worth of shares of Common Stock to become exercisable in such year shall be deemed to constitute incentive stock options within the meaning of Section 422 of the Code and the Options (that are intended to be Incentive Stock Options on the date of grant thereof) for the shares of Common Stock in the amount in excess of $100,000 that become exercisable in that calendar year shall be treated as Non-Qualified Stock Options.  If the Code or the Treasury regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit than the one described in this Section 7(b), such different limit shall be incorporated herein and shall apply to any Options granted after the effective date of such amendment.

(c)                             Acquisitions and Other Transactions.  Notwithstanding the provisions of Section 9(g), in the case of an Option issued or assumed pursuant to Section 9(g), the exercise price and number of shares for the Option shall be determined in accordance with the principles of Section 424(a) of the Code and the Treasury regulations promulgated thereunder.  The Committee may, from time to time, assume outstanding options granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Option under the Plan in replacement of or in substitution for the option assumed by the Company, or (ii) treating the assumed option as if it had been granted under the Plan if the terms of such assumed option could be applied to an Option granted under the Plan.  Such assumption shall be permissible if the holder of the assumed option would have been eligible to be granted an Option hereunder if the other entity had applied the rules of the Plan to such grant.  The Committee also may grant Options under the Plan in settlement of or substitution for, outstanding options or obligations to grant future options in connection with the Company or an Affiliate acquiring another entity, an interest in another entity or an additional interest in an Affiliate whether by merger, stock purchase, asset purchase or other form of transaction.

(d)                            Payment or Exercise.  Payment for the shares of Common Stock to be purchased upon exercise of an Option may be made in cash (by check) or, if elected by the Optionee and in one or more of the following methods stated in the Option Agreement (at the date of grant with respect to any Option granted as an Incentive Stock Option) and where permitted by law: (i) if a public market for the Common Stock exists, through a “same day sale” arrangement between the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers, Inc. (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares of Common Stock so purchased to pay for the exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; (ii) if a public market for the Common Stock exists, through a “margin” commitment from the Optionee and an NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares of Common Stock so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares of Common Stock to forward the exercise price directly to the Company; or (iii) by surrender for cancellation of Qualifying Shares at the Fair Market Value per share at the time of exercise (provided that such surrender does not result in an accounting charge for the Company).  No shares of Common Stock may be issued until full payment of the purchase price therefor has been made.

8.               BONUS STOCK AWARDS.

(a)                             Bonus Stock Awards.  A Bonus Stock Award is a grant of shares of Common Stock for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions and other terms and conditions as are established by the Committee.

(b)                            Forfeiture Restrictions.  Shares of Common Stock that are the subject of a Bonus Stock Award may be subject to restrictions on disposition by the Grantee and to an obligation of the Grantee to forfeit and surrender the shares to the Company under certain circumstances (the “Forfeiture Restrictions”).  The Forfeiture Restrictions shall be determined by the Committee in its sole discretion, and the Committee may provide that the Forfeiture Restrictions shall lapse on the passage of time, the attainment of one or more performance targets established by the Committee, or the occurrence of such other event or events determined to be appropriate by the Committee; provided, however, that (i) for a Bonus Stock Award subject to Forfeiture Restrictions based on the passage of time, the Forfeiture Restrictions shall lapse ratably over a minimum period of three (3) years, and (ii) for a Bonus Stock Award subject to Forfeiture Restrictions based on performance criteria or any other event, the Forfeiture Restrictions shall not lapse prior to one year after grant of the Bonus Stock Award.  The Forfeiture Restrictions, if any, applicable to a particular Bonus Stock Award (which may differ from any other such Bonus Stock Award) shall be stated in the Bonus Stock Agreement.

(c)                             Rights as Shareholder.  Shares of Common Stock awarded pursuant to a Bonus Stock Award shall be represented by a stock certificate registered in the name of the Grantee of such Bonus Stock Award.  The Grantee shall have the right to receive dividends with respect to the shares of Common Stock subject to a Bonus Stock Award, to vote the shares of Common

Stock subject thereto and to enjoy all other shareholder rights with respect to the shares of Common Stock subject thereto, except that, unless provided otherwise in this Plan, or in the Bonus Stock Agreement, (i) the Grantee shall not be entitled to delivery of the shares of Common Stock except as the Forfeiture Restrictions expire, (ii) the Company or an escrow agent shall retain custody of the shares of Common Stock until the Forfeiture Restrictions expire, (iii) the Grantee may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares of Common Stock until the Forfeiture Restrictions expire.

(d)                            Stock Certificate Delivery.  One or more stock certificates representing shares of Common Stock, free of Forfeiture Restrictions, shall be delivered to the Grantee promptly after, and only after, the Forfeiture Restrictions have expired.  The Grantee, by his acceptance of the Bonus Stock Award, irrevocably grants to the Company a power of attorney to transfer any shares so forfeited to the Company, agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and agrees that such provisions regarding transfers of forfeited shares shall be specifically performable by the Company in a court of equity or law.

(e)                             Payment for Bonus Stock.  The Committee shall determine the amount and form of any payment for shares of Common Stock received pursuant to a Bonus Stock Award.  In the absence of such a determination, the Grantee shall not be required to make any payment for shares of Common Stock received pursuant to a Bonus Stock Award, except to the extent otherwise required by law.

(f)                               Forfeiture of Bonus Stock.  Unless otherwise provided in a Bonus Stock Agreement, on termination of the Grantee’s Continuous Service prior to lapse of the Forfeiture Restrictions, the shares of Common Stock which are still subject to the Forfeiture Restrictions under Bonus Stock Award shall be forfeited by the Grantee.  Upon any forfeiture, all rights of the Grantee with respect to the forfeited shares of the Common Stock subject to the Bonus Stock Award shall cease and terminate, without any further obligation on the part of the Company except to repay any purchase price per share paid by the Grantee for the shares forfeited.

(g)                            Waiver of Forfeiture Restrictions; Committee’s Discretion.  With respect to a Bonus Stock Award that has been granted to a Covered Employee where such Award has been designed to meet the exception for performance-based compensation under Section 162(m) of the Code, the Committee may not waive the Forfeiture Restrictions applicable to such Bonus Stock Award.

9.               GENERAL PROVISIONS REGARDING AWARDS.

(a)                             Form of Award Agreement.  Each Award granted under the Plan shall be evidenced by a written Award Agreement in such form (which need not be the same for each Grantee) as the Committee from time to time approves, but which is not inconsistent with the Plan, including any provisions that may be necessary to assure that any Option that is intended to be an Incentive Stock Option will comply with Section 422 of the Code.

(b)         Awards Criteria.  In determining the amount and value of Awards to be granted, the Committee may take into account the responsibility level, performance, potential, other Awards and such other considerations with respect to a Grantee as it deems appropriate.  The terms of an Award Agreement may provide that the amount payable as an Award may be adjusted for dividends or dividend equivalent.

(c)          Date of Grant.  The date of grant of an Award will be the date specified by the Committee as the effective date of the grant of an Award or, if the Committee does not so specify, will be the date on which the Committee makes the determination to grant such Award.  The Award Agreement evidencing the Award will be delivered to the Grantee with a copy of the Plan and other relevant Award documents within a reasonable time after the date of grant.

(d)         Stock Price.  The exercise price or other measurement of stock value relative to any Award shall be the price determined by the Committee (but, if required by applicable law, shall be not less than the par value of the shares of Common Stock on the date of grant of the Award).  The exercise price of any Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock for the date of grant of the Option; provided, however, the exercise price of any Incentive Stock Option granted to a Ten Percent Shareholder shall not be less than 110% of the Fair Market Value of the shares of Common Stock for the date of grant of the Option.

(e)          Period of Award.  Awards shall be exercisable or payable within the time or times or upon the event or events determined by the Committee and set forth in the Award Agreement.  Unless otherwise provided in an Option Agreement, Options shall terminate on (and no longer be exercisable or payable after) the earlier of:  (i) ten (10) years from the date of grant of the Option; (ii) for an Incentive Stock Option granted to a Ten Percent Shareholder, five (5) years from the date of grant of the Option; (iii) one (1) year after the Optionee is no longer serving in any capacity as an Employee, Consultant or Director of the Company for a reason other than the death or Disability of the Optionee; (iv) one (1) year after death of the Optionee; or (v) one (1) year after Disability of the Optionee.

(f)          Transferability of Awards.  Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by the Grantee, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution, and shall be exercisable or payable during the lifetime of the Grantee only by the Grantee; provided, that the Grantee may designate persons who or which may exercise or receive his Awards following his death.  Notwithstanding the preceding sentence, Awards other than Incentive Stock Options may be transferred to such family members, family member trusts, family limited partnerships and other family member entities as the Committee, in its sole discretion, may approve prior to any such transfer.  No such transfer will be approved by the Committee if the Common Stock issuable under such transferred Award would not be eligible to be registered on Form S-8 promulgated under the Securities Act.

(g)         Acquisitions and Other Transactions.  The Committee may, from time to time, approve the assumption of outstanding awards granted by another entity, whether in connection with an acquisition of such other entity or otherwise, by either (i) granting an Award under the

Plan in replacement of or in substitution for the awards assumed by the Company, or (ii) treating the assumed award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan.  Such assumption shall be permissible if the holder of the assumed award would have been eligible to be granted an Award hereunder if the other entity had applied the rules of this Plan to such grant.

(h)         Notice.  If an Award involves an exercise, it may be exercised only by delivery to the Company of a written exercise agreement approved by the Committee (which need not be the same for each Grantee), stating the number of shares of Common Stock being purchased, the method of payment, and such other matters as may be deemed appropriate by the Company in connection with the issuance of shares upon exercise of the Award, together with payment in full of any exercise price for any shares of Common Stock being purchased.  Such exercise agreement may be part of a Grantee’s Award Agreement.

(i)           Withholding Taxes.  The Committee may establish such rules and procedures as it considers desirable in order to satisfy any obligation of the Company to withhold the statutory prescribed minimum amount of federal or state income taxes or other taxes with respect to the grant, exercise or payment of any Award under the Plan, including procedures for a Grantee to have shares of Common Stock withheld from the total number of shares of Common Stock to be issued or purchased upon grant or exercise of an Award.  Prior to issuance of any shares of Common Stock, the Grantee shall pay or make adequate provision acceptable to the Committee for the satisfaction of the statutory minimum prescribed amount of any federal or state income or other tax withholding obligations of the Company, if applicable.  Upon grant, exercise or payment of an Award, the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax withholding obligations.

(j)           Exercise of Award Following Termination of Continuous Service.

(i)  An Award may not be exercised after the expiration date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)  Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)  Any Option designated as an Incentive Stock Option, to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of an Optionee’s Continuous Service, shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Option Agreement.

(iv)  The Committee shall have discretion to determine whether the Continuous Service of a Grantee has terminated and the effective date on which such Continuous

Service terminates and whether the Grantee’s Continuous Service terminated as a result of the Disability of the Grantee.

(k)          Limitations on Exercise.

(i)  The Committee may specify a reasonable minimum number of shares of Common Stock or a percentage of the shares subject to an Award that may be purchased on any exercise of an Award; provided, that such minimum number will not prevent a Grantee from exercising the full number of shares of Common Stock as to which the Award is then exercisable.

(ii)  The obligation of the Company to issue any shares of Common Stock pursuant to the exercise of any Award or otherwise make payments hereunder shall be subject to the condition that such exercise and the issuance and delivery of such shares and other actions pursuant thereto comply with the Securities Act, all applicable state securities and other laws and the requirements of any stock exchange or national market system upon which the shares of Common Stock may then be listed or quoted, as in effect on the date of exercise.  The Company shall be under no obligation to register the shares of Common Stock with the Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws or stock exchange or national market system, and the Company shall have no liability for any inability or failure to do so.

(iii)  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any securities or other applicable laws.

(l)           Performance-Based Compensation.  The Committee may designate any Award as “qualified performance-based compensation” for purposes of Section 162(m) of the Code.  Any Awards designated as “qualified performance-based compensation” shall be conditioned on the achievement of any one or more performance criteria, and the measurement may be stated in absolute terms or relative to individual performances, comparable companies, peer or industry groups or other standard indexes, and in terms of Company-wide objectives or in terms of absolute or comparative objectives that relate to the performance of divisions, affiliates, departments or functions within the Company or an Affiliate.  Notwithstanding any other provision of the Plan, the Committee may grant an Award that is not contingent on performance goals or is contingent on performance goals other than the performance criteria, so long as the Committee has determined that such Award is not intended to satisfy the requirements for “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

10.   PRIVILEGES OF STOCK OWNERSHIP.  Except as provided in the Plan with respect to Bonus Stock Awards, no Grantee will have any of the rights of a shareholder with respect to any shares of Common Stock subject to an Award until such Award is properly exercised and the purchased or awarded shares are issued and delivered to the Grantee, as evidenced by an appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company.  No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to such date of issuance and delivery, except as provided in the Plan.

11.   BREACH; ADDITIONAL TERMS.  A breach of the terms and conditions of this Plan or established by the Committee pursuant to the Award Agreement shall cause a forfeiture of the Award.  At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to the Award, including provisions pertaining to the termination of the Grantee’s employment (by retirement, Disability, death or otherwise) prior to expiration of Forfeiture Restrictions or other vesting provisions.  Such additional terms, conditions or restrictions shall also be set forth in an Award Agreement made in connection with the Award.

12.   ADJUSTMENT UPON CHANGES IN CAPITALIZATION AND CORPORATE EVENTS.

(a)          Capital Adjustments.  The number of shares of Common Stock (i) covered by each outstanding Award granted under the Plan, the exercise, target or purchase price of each such outstanding Award, and any other terms of the Award that the Committee determines requires adjustment and (ii) available for issuance under Sections 4 and 6 shall be adjusted to reflect, as deemed appropriate by the Committee, any increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without receipt of consideration, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that a fractional share will not be issued upon exercise of any Award, and either (i) the value of any fraction of a share of Common Stock that would have resulted will be cashed out at Fair Market Value and applied toward the payment of the exercise price pursuant to Section 7(d) or, if applicable, toward the withholding due under Section 9(i), or (ii) the number of shares of Common Stock issuable under the Award will be rounded up to the nearest whole number, as determined by the Committee; and provided further that the exercise, target or purchase price may not be decreased to below the par value, if any, for the shares of Common Stock as adjusted pursuant to this Section 12(a).  Except as the Committee determines, no issuance by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)         Dissolution or Liquidation.  The Committee shall notify the Grantee at least twenty (20) days prior to any proposed dissolution or liquidation of the Company.  Unless specifically provided otherwise in an individual Award or Award Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, to the extent that an Award has not been previously exercised, if applicable, such Award shall terminate immediately prior to consummation of such dissolution or liquidation.

(c)          Change in Control.  Unless specifically provided otherwise with respect to Change in Control events in an individual Award or Award Agreement or in a then-effective written employment agreement between the Grantee and the Company or an Affiliate, if, during the effectiveness of the Plan, a Change in Control occurs, the surviving entity or purchaser described in Section 2(g), the “Purchaser”, shall either assume the obligations of the Company under the outstanding Awards or convert the outstanding Awards into awards of at least equal value as to capital stock of the Purchaser.  In the event such Purchaser refuses to assume or substitute Awards pursuant to a Change in Control, each Award which is at the time outstanding under the Plan shall (i) except as provided otherwise in an individual Award or Award Agreement, automatically become, subject to all other terms of the Award or Award Agreement, fully vested and exercisable or payable, as appropriate, and be released from any repurchase or forfeiture provisions, immediately prior to the specified effective date of such Change in Control, for all of the shares of Common Stock at the time represented by such Award, (ii) the Forfeiture Restrictions applicable to all outstanding Bonus Stock Awards shall lapse and shares of Common Stock subject to such Bonus Stock Awards shall be released from escrow, if applicable, and delivered to the Grantees of the Awards free of any Forfeiture Restriction, and (iii) notwithstanding any contrary terms in the Award or Award Agreement, expire on a date at least twenty (20) days after the Committee gives written notice to Grantees specifying the terms and conditions of such termination.

To the extent that a Grantee exercises an Award before or on the effective date of the Change in Control, the Company shall issue all Common Stock purchased by exercise of that Award (subject to the Grantee’s satisfaction of the requirements of Section 9(i)), and those shares of Common Stock shall be treated as issued and outstanding for purposes of the Change in Control.  Upon a Change in Control, when the outstanding Awards are not assumed by the Purchaser, the Plan shall terminate and any unexercised Awards outstanding under the Plan at that date shall terminate.

13.   SHAREHOLDER APPROVAL.  The Company shall obtain the approval of the Plan by the Company’s shareholders to the extent required to satisfy Sections 162(m) or 422 of the Code or to satisfy or comply with any applicable laws or the rules of any stock exchange or national market system on which the Common Stock may be listed or quoted.   No Option that is granted may be exercised prior to the time the Plan has been approved by the shareholders of the Company, and all such Options granted will similarly terminate if such shareholder approval is not obtained.

14.   ADMINISTRATION.  The Plan shall be administered by the Committee.  The Committee shall interpret the Plan and any Awards granted pursuant to the Plan and shall prescribe such rules and regulations in connection with the operation of the Plan as it determines to be advisable for the administration of the Plan.  The Committee may rescind and amend its rules and regulations from time to time.  The interpretation by the Committee of any of the provisions of the Plan or any Award granted under the Plan shall be final and binding upon the Company and all persons having an interest in any Award or any shares of Common Stock purchased or other payments received pursuant to an Award.  Notwithstanding the authority hereby delegated to the Committee to grant Awards to Employees, Directors and Consultants under the Plan, the Board shall have full authority, subject to the express provisions of the Plan, to grant Awards to Employees, Directors and Consultants under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provision of Awards granted to Employees, Directors and Consultants under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan.  No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

15.   EFFECT OF PLAN.  Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any Employee, Director or Consultant any right to be granted an Award or any other rights except as may be evidenced by the Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein.  The existence of the Plan and the Awards granted hereunder shall not affect in any way the right of the Board, the Committee or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation or other transaction involving the Company, any issue of bonds, debentures, or shares of preferred stock ranking prior to or affecting the Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding by or for the Company.  Nothing contained in the Plan or in any Award Agreement or in other related documents shall confer upon any Employee, Director or Consultant any right with respect to such person’s Continuous Service or interfere or affect in any way with the right of the Company or an Affiliate to terminate such person’s Continuous Service at any time, with or without cause.

16.   NO EFFECT ON RETIREMENT AND OTHER BENEFIT PLANS.  Except as specifically provided in a retirement or other benefit plan of the Company or an Affiliate, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or an Affiliate, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation.  The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.   AMENDMENT OR TERMINATION OF PLAN.  The Committee in its discretion may, at any time or from time to time after the date of adoption of the Plan, terminate or amend the Plan in any respect, including  amendment of any form of Award Agreement, exercise agreement, or instrument to be executed pursuant to the Plan; provided, however, to the extent necessary to comply with the Code, including Sections 162(m) and 422 of the Code, other applicable laws, or the applicable requirements of any stock exchange or national market system, the Company shall obtain shareholder approval of any Plan amendment in such manner and to such a degree as required.  No Award may be granted after termination of the Plan.  Any amendment or termination of the Plan shall not affect Awards previously granted, and such Awards shall otherwise remain in full force and effect as if the Plan had not been amended or terminated, unless mutually agreed otherwise in a writing (including an Award Agreement) signed by the Grantee and the Company.

18.   EFFECTIVE DATE AND TERM OF PLAN.  The Plan shall become effective January 12, 2005, which is the date of adoption of the Plan by the Board.  The Plan shall continue in effect for a term of ten (10) years from January 12, 2005 and terminate on January 11, 2015, unless sooner terminated by action of the Board.

19.   SEVERABILITY AND REFORMATION.  The Company intends all provisions of the Plan to be enforced to the fullest extent permitted by law.  Accordingly, should a court of competent jurisdiction determine that the scope of any provision of the Plan is too broad to be enforced as written, the court should reform the provision to such narrower scope as it determines to be enforceable.  If, however, any provision of the Plan is held to be wholly illegal, invalid, or unenforceable under present or future law, such provision shall be fully severable and severed, and the Plan shall be construed and enforced as if such illegal, invalid, or unenforceable provision were never a part hereof, and the remaining provisions of the Plan shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance.

20.   GOVERNING LAW.  The Plan and all issues or matters relating to the Plan shall be governed by, determined and enforced under, and construed and interpreted in accordance with the laws of the State of Texas.

21.   INTERPRETIVE MATTERS.  Whenever required by the context, pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, or neuter, and the singular shall include the plural, and visa versa.  The term “include” or “including” does not denote or imply any limitation.  The captions and headings used in the Plan are inserted for convenience and shall not be deemed a part of the Plan for construction or interpretation.

PROXY CARD

FOR ANNUAL MEETING OF SHAREHOLDERS OF CUBIC ENERGY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints CALVIN A. WALLEN, III and JON S. ROSS, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Ellison Miles Geotechnology Institute at Brookhaven College, 3939 Valley View Lane, Dallas, Texas 75244, on May 7, 2010, at 10:00 a.m. CDT, and at any adjournments thereof.

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. In the event that any other matter may properly come before the meeting, or any adjournment or postponement thereof, the proxies are authorized, in their discretion, to vote the matter.

Please mark your votes as in this example using dark ink only. ☒

IF NO DIRECTION IS MADE, THIS PROXY WILL BE

VOTED FOR EACH NOMINEE AND EACH OTHER PROPOSAL.

1.              Election of Directors:

WITHHOLD
NOMINEE	FOR	AUTHORITY
Calvin A. Wallen, III	[ ]	[ ]
Gene C. Howard	[ ]	[ ]
Herbert A. Bayer	[ ]	[ ]
Bob L. Clements	[ ]	[ ]
Jon S. Ross	[ ]	[ ]
Phyllis K. Harding	[ ]	[ ]
William L. Bruggeman, Jr.	[ ]	[ ]

2.              Ratification of Philip Vogel & Co., PC, as independent registered public accountants for fiscal year ending June 30, 2010.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.              To increase the number of shares available for issuance under the 2005 Stock Option Plan by 2,000,000, from 3,750,000 to 5,750,000

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

Please indicate whether you plan to attend the meeting: YES ☐   NO ☐

IMPORTANT — PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY (in no event later than April 25, 2010). Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer.

Please mark, sign, date and return your proxy promptly in the enclosed envelope whether or not you plan to attend the Meeting. No postage is required. You may nevertheless vote in person if you do attend.

Signature:

Title:

Signature, if held jointly:

Dated:                               , 2010

Please
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